UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.
(Exact name of registrant as specified in charter)

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson, Chairman
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2008

Date of reporting period: May 31, 2008

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Semi-Annual Report May 31, 2008 Thompson Plumb Growth Fund Thompson Plumb MidCap Fund Thompson Plumb Bond Fund Telephone: 1-800-999-0887 www.thompsonplumb.com ___________________________________________

THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

     THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

May 31, 2008

CONTENTS

Page(s)
GROWTH FUND
Investment review	4-6
Schedule of investments	7-10

MIDCAP FUND
Investment review	11-12
Schedule of investments	13-16

BOND FUND
Investment review	17-19
Schedule of investments	20-24

FUND EXPENSE EXAMPLES	25

FINANCIAL STATEMENTS
Statements of assets and liabilities	26
Statements of operations	27
Statements of changes in net assets	28
Notes to financial statements	29-33
Financial highlights	34-36

ADDITIONAL INFORMATION	37-39

This report contains information for existing shareholders of Thompson Plumb Funds, Inc. It does not constitute an offer to sell. This semi-annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.
Please read your Prospectus carefully.

GROWTH FUND INVESTMENT REVIEW (Unaudited)
May 31, 2008

Portfolio Managers
     John C. Thompson, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb Growth Fund produced a total return of -9.50% for the six-month period ended May 31, 2008, as compared to its benchmark, the S&P 500 Index, which returned -4.47%. Over the past five-year and ten-year periods, the Growth Fund returned 3.43% and 5.95%, compared to the 9.76% and 4.20% returns of the S&P 500 Index for those same time periods.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05/31/08
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	-19.54%	-0.23%	3.43%	5.95%
S&P 500 Index	-6.70%	7.57%	9.76%	4.20%

Expense Ratio as of 3/31/08 was 1.13%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2008

Management Commentary

Over the last six months, leadership within the market has narrowed further. Gone is the leadership of casino stocks, managed health providers, telecommunication companies, REITs, exchanges, such as the CME Group, and ethanol producers. The stocks advancing in this environment are primarily commodity producers and their suppliers, including companies such as United States Steel Corp., The Mosaic Co. (fertilizer), Joy Global Inc. and Freeport-McMoRan Copper & Gold Inc. With the exception of Exxon Mobil Corp. and BP p.l.c., most energy producers and service companies are also advancing at a furious pace. This results in a very small subset of sectors and companies that are advancing in this market, while most, if not all, other sectors are suffering significantly. The last time the market was this narrow was in the late 1990’s when the technology sector was virtually the only sector prospering in the market.

The Fund’s sector positioning continued to hurt its relative and absolute performance. Losses in financial services stocks, including American International Group, Inc. (AIG), Fannie Mae and Marshall & Ilsley Corp., were partially offset by gains in energy stocks, including Exxon Mobil Corp., Swift Energy Co. and Chevron Corp. The Fund’s holdings in Berkshire Hathaway Inc., Wal-Mart Stores, Inc., Xilinix, Inc. and Linear Technology Corp. also provided positive returns for the Fund. In addition to financial services stocks declining during the period, the Fund’s holdings in The Coca-Cola Co., Walgreen Co., The Boeing Co., The Procter & Gamble Co., Cisco Systems, Inc., Viacom Inc., Sysco Corp., Microsoft Corp. and PepsiCo, Inc. all produced losses for the Fund.

The losses in financial services stocks are primarily a result of declining residential and commercial real estate values and the effects on recovery rates during foreclosure. As house prices fall nationwide for the first time since the Great Depression, the losses for financial services stocks increased. Due to aggressive lowering of interest rates by the Federal Reserve, financial services companies are beginning to see increased net interest margins on their portfolio of loans. This will likely have a significant positive affect on the revenues of such companies and should help offset certain credit losses. This will likely be particularly evident with regard to two government-sponsored entities, Fannie Mae and Freddie Mac. Securities analysts predict that Fannie Mae and Freddie Mac will each see revenue increases of roughly 40% this year. These revenue increases should begin to offset losses from prior lending activities and lead to large earnings gains in 2009 and 2010. In fact, both Fannie Mae and Freddie Mac are currently trading at roughly four times the earnings estimates for 2010. Over the next year and a half, we expect that these stocks will trade at 10 to 12 times forward earnings estimates, which could cause the stocks current valuations to more than double.

Analyzing data from the late 1990’s, we determined that in 1999, the performance difference between the best performing sector, technology, and the worst performing sector, consumer staples, was 80%. The next year, the performance of the sectors mostly reversed with consumer staples outperforming technology by 66%. Over the last 12 months, the difference between energy, the best performing sector, and financial services, the worst performing sector, was 61%. It seems impossible to determine whether the energy sector is currently in a bubble similar to the technology sector in the late 1990’s. However, it is clear that the price of oil has increased roughly 13 times since 1999, much of which is due to demands in developing nations, like China and India.

China’s demand for certain commodities, such as oil, seems to be never ending. China is experiencing a boom similar to those that occurred in Japan, South Korea, Singapore and Malaysia at various points over the last 25 years, most of which ended in an unexpected recession. We believe the following factors should cause China’s economy to slow:

  the Chinese stock market falling 54% from its October highs;

  a relatively high inflation rate of roughly 8% and rising;

  tightening of money supply growth by their monetary authorities;

  unsustainable growth in capital expenditures of 25% in the first four months of this year;

  one time preparations for the Olympics that will soon end;

  the major customer of Chinese products, the U.S., likely entering into a consumer recession; and

  the same pressures on their consumers with regard to food and energy.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2008

We think that China’s economy will not only slow, but will likely also experience the unthinkable: a recession. Recessions are inevitable for all capitalistic economies and are not to be unexpected.

If China’s economy slows or enters a recession, it will likely change the leadership in the U.S. stock market. It should have a significant negative affect on the current sector leaders, including commodities, heavy industrials, agriculture and energy, who depend, to one degree or another, on rapid Chinese growth. In their place will likely be Sysco Corp., Walgreen Co., The Coca-Cola Co., AIG, Microsoft Corp., Viacom Inc., Fannie Mae, General Electric Co., etc. who will benefit from relatively consistent growth, regardless of the global economic strength. We believe that our strategy will rebound as the market shifts. In fact, if history is a guide and the reversal in sector leaders is similar to the reversal during the technology bubble, the relative gains to our strategy could be material. We appreciate your patience with the Fund and look forward to better days.

Mutual fund investing involves risk. Principal loss is possible.

Please refer to the Schedule of Investments on page 7 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Top 10 Equity Holdings at 05/31/08
		% of Fund’s
Company	Industry	Net Assets
The Coca-Cola Co.	Beverages	5.46%
American International	Insurance
Group, Inc.		5.10%
Viacom Inc. Class B	Media	4.77%
Microsoft Corp.	Software	4.36%
Exxon Mobil Corp.	Oil, Gas & Consumable
	Fuels	4.01%
Fannie Mae	Thrifts & Mortgage Finance	3.99%
Time Warner Inc.	Media	3.92%
Wal-Mart Stores, Inc.	Food & Staples Retailing	3.70%
Intel Corp.	Semiconductors &
	Semiconductor
	Equipment	3.42%
Amgen Inc.	Biotechnology	3.12%
As of May 31, 2008, 99.7% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2008

	Shares	Value
COMMON STOCKS - 99.6%

Consumer Discretionary - 13.3%
Media - 10.2%
The McGraw-Hill Cos.	38,050	$1,578,695
The Walt Disney Co.	94,350	3,170,160
Time Warner Inc.	776,350	12,328,438
Viacom Inc. Class B (a)	419,175	15,014,848
		32,092,141

Multiline Retail - 1.4%
Kohl’s Corp. (a)	97,900	4,385,920

Specialty Retail - 1.7%
Bed Bath & Beyond Inc. (a)	75,800	2,414,988
Office Depot, Inc. (a)	221,350	2,811,145
		5,226,133

Consumer Staples - 18.3%
Beverages - 7.4%
PepsiCo, Inc.	88,950	6,075,285
The Coca-Cola Co.	300,050	17,180,863
		23,256,148

Food & Staples Retailing - 9.0%
Sysco Corp.	315,750	9,744,045
Walgreen Co.	193,100	6,955,462
Wal-Mart Stores, Inc.	201,800	11,651,932
		28,351,439

Food Products - 0.1%
Kraft Foods Inc. Class A	14,650	475,832

Household Products - 1.8%
The Procter & Gamble Co.	84,150	5,558,108

Energy - 9.5%
Oil, Gas & Consumable Fuels - 9.5%
BP plc ADR	63,700	4,618,887
Chevron Corp.	58,600	5,810,190
ConocoPhillips	50,500	4,701,550
Exxon Mobil Corp.	142,200	12,621,672
Swift Energy Co. (a)	37,400	2,155,736
		29,908,035

Financials - 17.0%
Commercial Banks - 4.1%
Fifth Third Bancorp	242,017	4,525,718
Marshall & Ilsley Corp.	324,250	7,535,570
National City Corp.	154,000	899,360
		12,960,648

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2008

	Shares	Value
Consumer Finance - 0.3%
Discover Financial Services	54,775	$939,391

Diversified Financial Services - 0.4%
CIT Group, Inc.	113,200	1,132,000

Insurance - 5.2%
American International Group, Inc.	445,850	16,050,600
Berkshire Hathaway Inc. Class B (a)	40	179,920
		16,230,520

Thrifts & Mortgage Finance - 7.0%
Fannie Mae	464,550	12,552,141
Freddie Mac	375,500	9,545,210
		22,097,351

Health Care - 12.9%
Biotechnology - 3.1%
Amgen Inc. (a)	222,700	9,805,481

Health Care Equipment & Supplies - 4.6%
Boston Scientific Corp. (a)	65,450	869,831
Medtronic, Inc.	133,250	6,751,776
ResMed Inc. (a)	14,800	582,972
TomoTherapy Inc. (a)	703,950	6,272,194
		14,476,773

Health Care Providers & Services - 2.8%
Cardinal Health, Inc.	126,050	7,126,867
Patterson Cos., Inc. (a)	50,100	1,703,901
		8,830,768

Health Care Technology - 2.4%
IMS Health Inc.	308,600	7,480,464

Industrials - 3.7%
Aerospace & Defense - 1.6%
The Boeing Co.	62,000	5,131,740

Commercial Services & Supplies - 1.2%
Cintas Corp.	127,600	3,766,752

Industrial Conglomerates - 0.9%
General Electric Co.	53,750	1,651,200
Tyco International Ltd.	23,550	1,064,225
		2,715,425

Information Technology - 24.9%
Communications Equipment - 3.2%
Cisco Systems, Inc. (a)	255,450	6,825,624
QUALCOMM Inc.	66,600	3,232,764
		10,058,388

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2008

	Shares	Value
Computers & Peripherals - 0.8%
International Business Machines Corp.	20,400	$2,640,372

Electronic Equipment & Instruments - 1.1%
Flextronics International Ltd. (a)	326,800	3,500,028

Internet Software & Services - 2.4%
eBay Inc. (a)	248,700	7,463,487

IT Services - 3.0%
Fiserv, Inc. (a)	78,300	4,099,788
Western Union Co.	222,950	5,270,538
		9,370,326
Semiconductors & Semiconductor Equipment - 9.8%
Altera Corp.	86,250	1,995,825
Intel Corp.	464,200	10,760,156
Linear Technology Corp.	153,850	5,657,065
Maxim Integrated Products, Inc.	335,650	7,417,865
Xilinx, Inc.	191,850	5,218,320
		31,049,231
Software - 4.6%
Microsoft Corp.	484,100	13,709,712
Oracle Corp. (a)	34,550	789,122
		14,498,834

TOTAL COMMON STOCKS (COST $325,711,505)		313,401,735

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2008

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.1%

Variable-Rate Demand Notes - 0.1%
American Family Financial Services, 1.750%	$171,868	$171,868
Wisconsin Central Credit Union, 2.050%	90,883	90,883

Total Variable-Rate Demand Notes		262,751

TOTAL SHORT-TERM INVESTMENTS (COST $262,751)		262,751

TOTAL INVESTMENTS - 99.7% (COST $325,974,256)		313,664,486

NET OTHER ASSETS AND LIABILITIES - 0.3%		856,498

NET ASSETS - 100.0%		$314,520,984

(a) Non-income producing security.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
May 31, 2008

Portfolio Manager
     John W. Thompson, CFA

Performance

The Thompson Plumb MidCap Fund was launched on March 31, 2008. During the period from inception to May 31, 2008, it produced a total return of 9.10% as compared to its benchmark, the Russell Midcap Index, which returned 11.60%.

Total Returns
Through 05/31/08
Since
Inception
(03/31/08)
Thompson Plumb MidCap Fund	9.10%
Russell Midcap Index	11.60%

Gross Expense Ratio as of 3/31/08 was 2.10%.
Net Expense Ratio after reimbursement was 1.30%.*

* Expenses are based on estimated amounts for the fiscal year ending November 30, 2008. Actual expenses may vary from those indicated. The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund from March 31, 2008 through March 31, 2009.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2008

Management Commentary

Roughly half of the MidCap Fund’s relative underperformance compared to its benchmark, during the first two months of operation, were the result of sector selection. The Fund’s underweighting in the energy sector and overweighting in the staples, consumer discretionary and health care sectors all created a lag relative to the benchmark. The Fund’s energy sector underweighting alone accounted for roughly two thirds of the underperformance related to sector selection. These sector lags were partially offset by a successful overweighting in the technology sector and an underweighting in the utilities and financial services sectors.

Individual issue selection was generally neutral, with the biggest relative gains achieved in consumer discretionary and utilities stocks. Jos. A. Bank Clothiers, Inc. and MDU Resources Group, Inc. provided the largest gains in those respective sectors. Negative issue selection came from securities purchased in the materials and health care sectors. The Scotts Miracle-Gro Co. and TomoTherapy, Inc. were the largest drags in those sectors.

The balance of the underperformance came from the interaction between issue selection and sector weightings. The Fund was overweighted in the health care sector, which had poor issue selection, and underweighted in other sectors, which had good issue selection.

We plan to continue utilizing the investment selection strategies employed by the Fund since inception. The Fund will continue to generally overweight and underweight sectors within a 5% tolerance of the benchmark. Periodically, larger divergences will occur depending on the relative attractiveness of each sector. Position sizes will remain small with most securities generally comprising 0.5% to 2% of the portfolio. We anticipate that the Fund will generally hold between 60-80 total holdings.

We believe that an inflection point with regard to energy and commodity prices is approaching, as increases in prices are starting to demand a downturn in these sectors, both domestically and abroad. At the same time, we believe that the U.S. economy will likely continue to weaken. If this occurs, we anticipate that sectors whose valuations already reflect economic weakness, such as technology, health care and consumer discretionary, will likely be the market leaders. The Fund currently is and plans to continue to be overweighted in each of these sectors. Sectors such as energy and industrials would likely underperform under such a scenario. Our independent analysis of individual company fundamentals also seems to support this thesis. The fact that these two separate methods of analysis lead to the same conclusion reinforces our confidence in our conclusion.

Longer term, we are excited about the growth prospects for the holdings within the Fund and look forward to sharing our future results with shareholders.

Mutual fund investing involves risk. Principal loss is possible.

Midcap companies tend to have limited liquidity and greater volatility than large capitalization companies.

Please refer to the Schedule of Investments on page 13 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Top 10 Equity Holdings at 05/31/08
		% of Fund’s
Company	Industry	Net Assets
Bare Escentuals, Inc.	Personal Products	2.13%
Broadcom Corp. Class A	Semiconductors &
	Semiconductor Equipment	2.11%
JDS Uniphase Corp.	Communications Equipment	2.09%
Maxim Integrated Products, Inc.	Semiconductors &
	Semiconductor Equipment	2.09%
Intuit Inc.	Software	2.07%
International Flavors &	Chemicals
Fragrances Inc.		2.02%
Fiserv, Inc.	IT Services	2.02%
The Scotts Miracle-Gro Co.	Chemicals
Class A		2.01%
Flextronics International Ltd.	Electronic Equipment &
	Instruments	2.01%
McCormick & Co., Inc.	Food Products	2.01%
As of May 31, 2008, 100% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2008

	Shares	Value
COMMON STOCKS - 99.6%

Consumer Discretionary - 17.1%
Hotels, Restaurants & Leisure - 3.0%
Darden Restaurants, Inc.	1,216	$41,648
Panera Bread Co. Class A (a)	404	20,984
Yum! Brands, Inc.	492	19,532
		82,164

Media - 1.6%
Lions Gate Entertainment Corp. (a)	4,111	43,782

Multiline Retail - 1.5%
Nordstrom, Inc.	1,193	41,731

Specialty Retail - 7.0%
Abercrombie & Fitch Co. Class A	738	53,579
Bed Bath & Beyond Inc. (a)	1,695	54,003
Jos. A. Bank Clothiers, Inc. (a)	1,522	41,398
Office Depot, Inc. (a)	3,229	41,008
		189,988

Textiles, Apparel & Luxury Goods - 4.0%
Coach, Inc. (a)	1,493	54,196
Hanesbrands, Inc. (a)	1,623	53,559
		107,755

Consumer Staples - 9.1%
Beverages - 1.0%
Brown-Forman Corp. Class B	364	27,365

Food & Staples Retailing - 2.0%
Sysco Corp.	1,724	53,203

Food Products - 4.0%
McCormick & Co., Inc.	1,453	54,604
The J. M. Smucker Co.	1,028	54,268
		108,872

Personal Products - 2.1%
Bare Escentuals, Inc. (a)	2,885	57,873

Energy - 5.9%
Energy Equipment & Services - 1.5%
Patterson-UTI Energy, Inc.	1,300	40,924

Oil, Gas & Consumable Fuels - 4.4%
Murphy Oil Corp.	561	51,977
Noble Energy	263	25,629
Swift Energy Co. (a)	710	40,924
		118,530

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2008

	Shares	Value
Financials - 15.6%
Capital Markets - 4.2%
Eaton Vance Corp.	990	$42,124
Investment Technology Group, Inc. (a)	990	41,679
Thomas Weisel Partners Group, Inc. (a)	4,498	30,676
		114,479

Commercial Banks - 3.4%
Associated Banc-Corp	1,429	39,026
Marshall & Ilsley Corp.	2,261	52,546
		91,572

Consumer Finance - 1.5%
Discover Financial Services	2,349	40,285

Diversified Financial Services - 0.1%
CIT Group, Inc.	237	2,370

Insurance - 6.4%
Cincinnati Financial Corp.	755	26,440
Genworth Financial Inc. Class A	590	13,039
StanCorp Financial Group, Inc.	743	40,858
Torchmark Corp.	836	53,011
Unum Group	1,655	39,852
		173,200

Health Care - 13.4%
Health Care Equipment & Supplies - 3.8%
ResMed Inc. (a)	1,368	53,885
TomoTherapy Inc. (a)	5,603	49,923
		103,808

Health Care Providers & Services - 6.2%
Henry Schein, Inc. (a)	729	40,620
Lincare Holdings Inc. (a)	1,036	26,998
MWI Veterinary Supply, Inc. (a)	728	27,897
Patterson Cos., Inc. (a)	1,185	40,302
Quest Diagnostics Inc.	532	26,818
Virtual Radiologic Corp. (a)	700	7,140
		169,775

Health Care Technology - 2.0%
IMS Health Inc.	2,229	54,031

Life Sciences Tools & Services - 1.4%
Waters Corp. (a)	629	38,696

Industrials - 6.4%
Commercial Services & Supplies - 4.4%
Cintas Corp.	1,840	54,317
Manpower Inc.	634	39,942
Pitney Bowes Inc.	726	26,361
		120,620

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2008

	Shares	Value
Machinery - 1.0%
ITT Corp.	402	$26,532

Trading Companies & Distributors - 1.0%
W.W. Grainger, Inc.	299	27,287

Information Technology - 22.0%
Communications Equipment - 2.1%
JDS Uniphase Corp. (a)	4,591	56,791

Electronic Equipment & Instruments - 3.5%
Flextronics International Ltd. (a)	5,107	54,696
Molex Inc. Class A	1,515	40,072
		94,768

IT Services - 5.7%
Fiserv, Inc. (a)	1,047	54,821
Heartland Payment Systems, Inc.	1,934	49,917
Paychex, Inc.	1,472	50,858
		155,596

Semiconductors & Semiconductor Equipment - 8.6%
Altera Corp.	1,755	40,611
Broadcom Corp. Class A (a)	2,000	57,380
Linear Technology Corp.	1,082	39,785
Maxim Integrated Products, Inc.	2,566	56,709
Xilinx, Inc.	1,501	40,827
		235,312

Software - 2.1%
Intuit Inc. (a)	1,946	56,356

Materials - 7.1%
Chemicals - 7.0%
Airgas, Inc.	907	53,667
International Flavors & Fragrances Inc.	1,308	54,884
Nalco Holding Co.	1,168	28,406
The Scotts Miracle-Gro Co. Class A	1,941	54,736
		191,693

Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	119	1,445

Utilities - 3.0%
Electric Utilities - 1.0%
Pepco Holdings, Inc.	993	26,851

Multi-Utilities - 2.0%
MDU Resources Group, Inc.	847	27,976
SCANA Corp.	667	26,773
		54,749

TOTAL COMMON STOCKS (COST $2,642,122)		2,708,403

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2008

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.5%

Variable-Rate Demand Notes - 0.5%
Wisconsin Central Credit Union, 2.050%	$12,604	$12,604

Total Variable-Rate Demand Notes		12,604

TOTAL SHORT-TERM INVESTMENTS (COST $12,604)		12,604

TOTAL INVESTMENTS - 100.1% (COST $2,654,726)		2,721,007

NET OTHER ASSETS AND LIABILITIES - (0.1%)		(3,390)

NET ASSETS - 100.0%		$2,717,617

(a) Non-income producing security.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
May 31, 2008

Portfolio Managers

     John C. Thompson, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb Bond Fund produced a total return of 2.60% for the six-month period ended May 31, 2008, as compared to its benchmark, the Lehman Brothers Intermediate Government/Credit 1-10 Year Index, which returned 1.68% and as compared to the Lehman Brothers Government/Credit 1-5 Year Index, which returned 1.95%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05/31/08
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	5.97%	4.51%	4.47%	5.25%
Lehman Brothers Intermediate Gov’t/Credit 1-10 Year Index	7.38%	4.41%	3.47%	5.62%
Lehman Brothers Gov’t/Credit 1-5 Year Index	7.31%	4.60%	3.37%	5.25%

Gross Expense Ratio as of 3/31/08 was 1.24%,
Net Expense Ratio after reimbursement was 0.59%.*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incured by the Bond Fund until March 31, 2009.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares nor does it imply future performance. The Lehman Brothers Intermediate Government/Credit 1-10 Year Index is a market value weighted performance benchmark that includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. The Lehman Brothers Government/Credit 1-5 Year Index is a market value weighted performance benchmark that includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-5 years remaining until maturity. You cannot directly invest in an index.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2008

Management Commentary

Due to the significant drop in short-term interest rates during the period combined with a slight increase in longer-term interest rates, we found that significantly better rates of return were available in longer-dated securities than short-term securities. Therefore, the duration of the Bond Fund has increased to 4.25 years, compared to a 3.84 year duration for the Fund’s benchmark and a 2.54 year duration for the Lehman Brothers Government/Credit 1-5 Year Index. Due to these changes in the portfolio, the Fund’s sensitivity to interest rate moves has increased moderately.

The Fund’s performance was positively impacted during the period by two factors: higher yields from longer-dated, government agency-backed securities and significant levels of current income generated by the Fund’s corporate bond portfolio. The agency securities held by the Fund generated roughly 6% yields and the Fund’s corporate bonds generated roughly 7-9% yields, which compares to yields below 2% on Treasury Bills.

These positive factors were partially offset by rising interest rates: 10-year Treasury Notes began the fiscal year with interest rates at 3.9% and ended at 4.1% as of the end of May. However, these interest rate moves had a minor impact on the Fund’s overall performance.

The Fund is currently positioned with a longer duration than in its more recent past and currently holds roughly 50% government agency-backed securities and 50% corporate bonds. We believe that three main opportunities currently exist with the Fund’s holdings. First, agency securities, which have limited credit risk due to their government-sponsored entity status, have yields that are roughly 2.5% higher than similarly dated Treasuries. Secondly, we have been finding that investing in highly-rated bank bonds after they have raised significant equity capital are presenting significant opportunities for the Fund. For example, the Fund’s holdings in bonds issued by National City Bank, which just completed a $7 billion equity issuance, are A-rated and yield roughly 5% more than Treasuries. Also, the Fund’s Sallie Mae securities are yielding about 6% more than similar Treasuries and have a BBB-rating, despite the fact that Sallie Mae primarily owns student loans that are backed by the Federal Government and raised new equity last winter. The new equity should make both of these securities significantly safer than they were before the issuance. Finally, since longer-term securities are currently yielding significantly more than short-term securities, we believe that investments in certain longer securities will likely allow the Fund to produce higher yields. However, we believe that the Fund could face certain risks under its current strategy if long-term interest rates rise significantly and/or if more significant credit issues arise causing near depression like conditions in the economy.

We believe that while oil and commodity prices are clearly a problem and the dollar has fallen markedly, the real instigator for a spiral in inflation would be if wage gains accelerated. Due to the global economy, international competition for labor and dramatically reduced union membership, we believe it is unlikely that labor will be able to exert similar pressures on employers as they did in the 1970’s, when the wage/commodity spiral caused high inflation rates. Today, unit labor costs are flat, or possibly declining modestly, which decreases the chance of a spiral in inflation. The chances of a spiral in inflation are also affected by the U.S. economy having substantial debt levels, including government, corporate and individual debt loads. A significant rise in interest rates would cause increased interest costs on these debt loads to reduce disposable income, thus causing a decrease in purchasing power and the ability to buy goods and services. In turn, this would likely cause prices to fall, erasing the inflationary fears and lowering interest rates once again. Therefore, we believe that it will be difficult for interest rates to rise significantly and a spiral in inflation to occur in the current market. Due to the higher yield on the Fund’s portfolio, we estimate that it would likely take a 1.5% increase in intermediate term interest rates per year for the Fund to “break even” with the shorter Lehman Brothers Government/Credit 1-5 Year Index’s, indicating that the Fund is well positioned from an interest-rate risk perspective.

The other major risk for the Fund is credit risk, or the chance that the Fund will not receive the stated interest and principal on the bonds it holds. Again, with regard to the agency securities, this is generally not an issue as they have the implied backing of the Federal Government. With regard to the corporate bonds, the Fund may have modest risk, depending upon the issuer. There are three ways to reduce the impact of credit risk: diversification, quality and structure. If the Fund owns a number of bonds, the risk to the Fund’s portfolio of any one bond defaulting should be significantly reduced. Secondly, if the Fund invests in bonds of companies that have quality balance sheets and assets, the credit risk or risk of not receiving the stated interest and principal should be reduced. Finally, the credit risk exposure to the Fund may be reduced based on the structure of the Fund’s investment. Generally, the Fund owns longer-term bonds at lower dollar prices than shorter-term bonds at higher dollar prices, which exposes the Fund to less capital risk. Combined, these strategies should work to reduce, but not eliminate, credit risk in the Fund’s portfolio.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2008

In conclusion, we believe that the Fund is well positioned to benefit from the current credit crunch because a significant portion of the Fund is allocated to corporate issues at wider spreads and the remainder of the Fund is allocated to government agency-backed securities that have attractive yields and de minimis credit risk. We believe that this combination will provide competitive relative returns, and we thank you for your continued investment in the Fund.

Mutual fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increase susceptibility to adverse economic developments.

Please refer to the Schedule of Investments on page 20 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

Portfolio Concentration at 05/31/08
(Includes cash and cash equivalents)
Quality
U.S. Government and Agency Issues	52.2%
Aa	3.6%
A	11.9%
Baa	29.0%
Ba and Below	3.0%
Short-Term Investments	0.2%
Common Stocks	0.1%
100.0%

Effective Maturity
Under 1 year	13.5%
1 to 3 years	7.6%
3 to 5 years	35.0%
5 to 10 years	41.2%
Over 10 years	2.6%
Common Stocks	0.1%
100.0%

Top 10 Bond Holdings at 05/31/08

			Maturity	% of Fund’s
Company	Pool #	Coupon	Date	Net Assets
Fannie Mae	88-8129	5.500%	2/1/2037	6.21%
Bear Stearns Co., Inc.	-	7.250%	2/1/2018	3.98%
Fannie Mae	25-7134	6.000%	3/1/2038	3.71%
Freddie Mac Gold	A7-0622	5.500%	12/1/2037	3.70%
Fannie Mae	96-6647	5.500%	12/1/2037	3.53%
Fannie Mae	96-0566	6.000%	1/1/2038	3.37%
Freddie Mac Gold	G0-3325	6.000%	10/1/2037	3.32%
Freddie Mac Gold	A6-6449	6.000%	10/1/2037	3.31%
Federated Department
Stores, Inc.	-	6.300%	4/1/2009	3.26%
Fannie Mae	95-5770	6.000%	10/1/2037	3.22%

See Notes to Financial Statements. 19

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2008

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 0.2%

Consumer Discretionary - 0.2%
Media - 0.2%
Time Warner Cable, Inc. Class A (a)	2,694	$80,551
TOTAL COMMON STOCKS (COST $110,792)		80,551

BONDS - 100.8%

Corporate Bonds - 47.9%
American General Finance
6.000% due 10/15/2014	$1,000,000	961,721
6.000% due 12/15/2014	1,000,000	958,787
6.900% due 12/15/2017	1,000,000	948,578
Bear Stearns Co., Inc.
5.430% due 3/10/2014 (b)	270,000	238,145
5.380% due 4/10/2014 (b)	100,000	87,812
7.250% due 2/1/2018	2,000,000	2,127,634
9.480% due 11/29/2019 (b)	205,000	186,550
CIT Group, Inc.
3.375% due 4/1/2009	350,000	326,308
4.350% due 5/15/2009	249,000	226,406
6.000% due 7/15/2009	90,000	82,012
4.400% due 8/15/2009	362,000	321,806
6.250% due 2/15/2010	200,000	180,064
6.500% due 2/15/2010	174,000	157,293
5.200% due 11/3/2010	500,000	431,683
4.750% due 12/15/2010	250,000	213,546
4.900% due 2/15/2015	50,000	33,816
6.180% due 12/14/2016 (b)	618,000	401,261
5.700% due 3/15/2017	400,000	282,607
6.000% due 6/15/2017	50,000	35,816
Continental Corp.
8.375% due 8/15/2012	150,000	153,845
Electronic Data Systems
7.125% due 10/15/2009	350,000	357,104
Federated Department Stores, Inc.
6.300% due 4/1/2009	1,745,000	1,742,011
First Tennessee Bank
4.500% due 5/15/2013	780,000	630,219
4.625% due 5/15/2013	500,000	444,941

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2008

	Principal
	Amount	Value
General Motors Acceptance Corp.
5.000% due 6/15/2008	$100,000	$99,883
5.400% due 5/15/2009	120,000	112,308
6.250% due 5/15/2009	50,000	46,681
5.250% due 8/15/2009	80,000	73,304
7.200% due 8/15/2009	50,000	46,861
5.000% due 9/15/2009	110,000	100,016
7.000% due 3/15/2010	130,000	117,852
7.000% due 10/15/2011	200,000	165,571
7.250% due 8/15/2012	100,000	79,473
7.000% due 11/15/2012	50,000	38,890
7.100% due 1/15/2013	32,000	24,912
6.000% due 7/15/2013	60,000	43,298
6.350% due 2/15/2016 (c)	75,000	49,407
6.500% due 2/15/2016 (c)	100,000	66,577
6.500% due 9/15/2016 (c)	87,000	56,621
7.250% due 9/15/2017	259,000	173,964
Hartford Life Global
5.080% due 6/15/2010 (b)	500,000	485,860
HSBC Finance Corp.
4.450% due 9/15/2008	250,000	250,110
5.620% due 7/10/2009 (b)	203,000	199,537
5.700% due 7/15/2012	100,000	97,617
6.490% due 9/15/2013 (b)	156,000	150,975
6.320% due 10/10/2013 (b)	131,000	128,647
6.100% due 1/10/2014 (b)	161,000	150,538
International Lease Finance Corp.
5.000% due 6/15/2010	300,000	297,133
Lehman Brothers Holdings Inc.
0.000% due 8/17/2015 (e)	510,000	289,087
Merrill Lynch & Co.
5.187% due 3/2/2009 (b)	500,000	496,310
Morgan Stanley
6.030% due 6/1/2011 (b)	500,000	507,070
National City Corp.
2.970% due 6/16/2010 (b)	1,000,000	862,677
4.900% due 1/15/2015	1,000,000	802,245
4.250% due 7/1/2018	200,000	136,835
6.875% due 5/15/2019	1,000,000	839,373

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2008

	Principal
	Amount	Value
Raychem Corp.
7.200% due 10/15/2008	$300,000	$302,140
Roadway Corp.
8.250% due 12/1/2008	1,000,000	1,001,250
SLM Corp.
5.230% due 3/2/2009 (b)	1,000,000	965,710
2.405% due 12/15/2009 (b)	225,000	202,149
5.510% due 3/15/2012 (b)	100,000	77,357
5.680% due 6/15/2012 (b)	66,000	50,625
5.680% due 9/15/2012 (b)	65,000	48,866
5.580% due 12/15/2012 (b)	50,000	36,851
6.480% due 9/15/2013 (b)	42,000	31,358
6.180% due 1/1/2014 (b)	591,000	427,955
6.140% due 1/31/2014 (b)	25,000	19,814
5.650% due 4/1/2014 (b)	50,000	38,744
5.730% due 5/1/2014 (b)	100,000	68,925
6.410% due 6/2/2014 (b)	70,000	49,109
5.780% due 12/15/2014 (b)	350,000	247,698
5.980% due 9/15/2015 (b)	85,000	59,102
6.080% due 12/15/2015 (b)	128,000	89,307
6.280% due 5/3/2019 (b)	217,000	145,557
4.000% due 6/15/2021 (c)	79,000	55,340
5.400% due 4/25/2023 (c)	50,000	29,971
Target Corp.
5.375% due 5/1/2017	500,000	488,347
Transamerica Financial Corp.
0.000% due 9/1/2012	100,000	80,174
Verizon New York
6.875% due 4/1/2012	250,000	262,538
Washington Mutual, Inc.
4.000% due 1/15/2009	790,000	776,175
Zions Bancorp
6.000% due 9/15/2015	1,700,000	1,520,279
Total Corporate Bonds		25,594,938

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2008

	Principal
	Amount	Value
Federal Agency Mortgage-Backed Securities - 51.5%
Fannie Mae
6.000% due 11/1/2036, Pool #83-1855	$862,198	$875,751
5.500% due 12/1/2036, Pool #90-2931	948,871	943,326
5.500% due 2/1/2037, Pool #88-8129	3,338,251	3,318,743
6.000% due 9/1/2037, Pool #25-6890	933,506	941,259
6.000% due 10/1/2037, Pool #88-8736	937,900	945,691
6.000% due 10/1/2037, Pool #95-3274	802,159	814,598
6.000% due 10/1/2037, Pool #95-5770	1,694,715	1,720,994
5.500% due 12/1/2037, Pool #96-6647	1,899,636	1,888,131
6.000% due 1/1/2038, Pool #96-0566	1,774,461	1,801,977
5.500% due 3/1/2038, Pool #97-2591	994,484	988,362
6.000% due 3/1/2038, Pool #25-7134	1,967,668	1,984,012
5.500% due 8/1/2038 (d)	1,000,000	987,500
Freddie Mac Gold
6.000% due 7/1/2037, Pool #G0-3104	226,904	230,613
6.000% due 7/1/2037, Pool #G0-8210	1,384,450	1,407,077
6.000% due 9/1/2037, Pool #A6-5448	885,466	899,937
6.000% due 10/1/2037, Pool #A6-6449	1,741,397	1,769,858
6.000% due 10/1/2037, Pool #G0-3325	1,742,706	1,771,188
5.500% due 11/1/2037, Pool #G0-3432	948,857	943,312
6.000% due 11/1/2037, Pool #H0-5101	913,678	922,123
5.500% due 12/1/2037, Pool #A7-0622	1,989,405	1,977,780
5.500% due 4/1/2038, Pool #A7-5665	249,743	248,284
Ginnie Mae
7.000% due 5/15/2033, Pool #78-2071	124,927	133,611
Total Federal Agency Mortgage-Backed Securities		27,514,127

United States Government and Agency Issues - 1.4%
Fannie Mae
6.000% due 6/6/2022 (c)	500,000	500,196
Freddie Mac
6.300% due 6/26/2015	250,000	250,535
Total United States Government and Agency Issues		750,731
TOTAL BONDS (COST $54,018,426)		53,859,796

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2008

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.4%

Certificates of Deposit - 0.2%
Capital One Bank FSB
2.968% due 3/13/2009 (b)	$98,000	$97,525
Total Certificates of Deposit		97,525

Variable-Rate Demand Notes - 0.2%
American Family Financial Services, 1.750%	8,833	8,833
Wisconsin Central Credit Union, 2.050%	110,767	110,767

Total Variable-Rate Demand Notes		119,600

TOTAL SHORT-TERM INVESTMENTS (COST $217,217)		217,125

TOTAL INVESTMENTS - 101.4% (COST $54,346,435)		54,157,472

NET OTHER ASSETS AND LIABILITIES - ( 1.4%)		(736,963)

NET ASSETS - 100.0%		$53,420,509

(a)	Non-income producing security.
(b)	Interest rate shown represents the current coupon rate at May 31, 2008.
(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(d)	When-issued security.
(e)	Security is fair valued as discussed in note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
May 31, 2008

Example

A mutual fund shareholder may incur two types of costs: (1) transaction costs such as sales charges and redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2007 to May 31, 2008.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	12/1/07	5/31/08	12/1/07-5/31/08
Thompson Plumb Growth Fund
Actual	$1,000.00	$898.85	$5.84
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21
Thompson Plumb MidCap Fund (a)
Actual	$1,000.00	$1,088.80	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.80	$2.23
Thompson Plumb Bond Fund
Actual	$1,000.00	$1,023.05	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	$2.98

*

For the Growth Fund and Bond Fund, expenses are equal to the annualized expense ratio for each Fund (Growth Fund: 1.23%; Bond Fund 0.59%), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). For the MidCap Fund which commenced operations on March 31, 2008, expenses are equal to the annualized expense ratio (1.30%), multiplied by the average account value over the period, multiplied by the number of days in the period (62 days), and divided by the number of days in the year (366 days).

(a) The MidCap Fund commenced operations on March 31, 2008.

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2008 (In thousands, except per share amounts)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $325,974, $2,655, and
$54,346, respectively)	$313,664	$2,721	$54,157
Due from sale of securities	8,855	–	9,137
Receivable from fund shares sold	125	–	243
Dividends and interest receivable	550	3	498
Due from investment advisor	–	11	–
Prepaid expenses	105	4	30
Total Assets	323,299	2,739	64,065
LIABILITIES
Due on purchase of securities	7,962	8	10,604
Payable for fund shares redeemed	488	–	11
Accrued expenses payable	53	13	21
Due to investment advisor	275	–	8
Total Liabilities	8,778	21	10,644
NET ASSETS	$314,521	$2,718	$53,421
Net Assets consist of:
Capital stock ($.001 par value)	$343,174	$2,652	$52,917
Undistributed net investment income	967	1	694
Accumulated net realized loss on investments	(17,310)	(1)	(1)
Net unrealized appreciation (depreciation) on investments	(12,310)	66	(189)
Net Assets	$314,521	$2,718	$53,421
Shares of capital stock outstanding (unlimited shares authorized)	8,922	249	5,159
Offering and redemption price/Net asset value per share	$35.25	$10.91	$10.35

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Unaudited)
(In thousands)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
	Six-Month		Six-Month
	Period Ended	Period Ended	Period Ended
	May 31, 2008	May 31, 2008*	May 31, 2008
Investment income
Dividends	$3,286	$4	–
Interest	3	1	$1,509
Other income	2	–	–
	3,291	5	1,509
Expenses
Investment advisory fees	1,721	3	159
Shareholder servicing costs	229	4	20
Administrative and accounting services fees	92	5	32
Custody fees	70	5	7
Professional fees	41	12	25
Directors fees	36	–	11
Federal & state registration	20	2	16
Other expenses	102	1	15
Total expenses	2,311	32	285
Less expenses reimbursed by advisor	–	(28)	(140)
Net expenses	2,311	4	145
Net investment income	980	1	1,364
Net realized gain (loss) on investments	(252)	(1)	249
Net unrealized appreciation (depreciation) on investments	(42,905)	66	(343)
Net gain (loss) on investments	(43,157)	65	(94)
Net increase (decrease) in net assets resulting from operations	$(42,177)	$66	$1,270

* For the period March 31, 2008 (inception) through May 31, 2008.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		MIDCAP	BOND
	FUND		FUND	FUND
	Six-Month			Six-Month
	Period Ended		Period Ended	Period Ended
	May 31, 2008	Year Ended	May 31, 2008	May 31, 2008	Year Ended
	(Unaudited)	Nov. 30, 2007	(Unaudited)*	(Unaudited)	Nov. 30, 2007
Operations
Net investment income	$980	$4,192	$1	$1,364	$1,821
Net realized gain (loss) on investments	(252)	65,926	(1)	249	(33)
Net unrealized appreciation (depreciation) on investments	(42,905)	(90,227)	66	(343)	281
Net increase (decrease) in net assets resulting from operations	(42,177)	(20,109)	66	1,270	2,069
Distributions to Shareholders
Distributions from net investment income	(4,172)	(5,175)	–	(1,194)	(1,682)
Distributions from net realized gains on securities transactions	(65,287)	(24,550)	–	–	–
Total distributions to shareholders	(69,459)	(29,725)	–	(1,194)	(1,682)
Fund Share Transactions (See Note 4)	(107,752)	(175,215)	2,652	8,836	11,669
Total Increase (Decrease) in Net Assets	(219,388)	(225,049)	2,718	8,912	12,056
Net Assets
Beginning of period	533,909	758,958	–	44,509	32,453
End of period	$314,521	$533,909	$2,718	$53,421	$44,509
Undistributed net investment income included
in net assets at end of period	$967	$4,159	$1	$694	$516

* For the period March 31, 2008 (inception) through May 31, 2008.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2008

NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”), Thompson Plumb MidCap Fund (the “MidCap Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost basis.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

As of May 31, 2008, a corporate bond held by the Bond Fund was fair valued and the value of the security represented approximately 0.54% of the net assets of the Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of May 31, 2008:

	Investments in Securities
Valuation Inputs	Growth Fund	MidCap Fund	Bond Fund
Level 1 – Quoted prices	$313,401,735	$2,708,403	$80,551
Level 2 – Other significant observable inputs	262,751	12,604	54,076,921
Level 3 – Significant unobservable inputs	-	-	-
Total	$313,664,486	$2,721,007	$54,157,472

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2008

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

MORTGAGE DOLLAR ROLLS - The Bond Fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. There were no directed brokerage credits during the six-month period ended May 31, 2008.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2008, used for temporary liquidity needs. The LOC is used primarily to finance redemption payments. Each of the individual Fund’s borrowing under the LOC is limited to either 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Funds’ Board, whatever is less. As of May 31, 2008, the limits established by the Funds’ Board are: Growth Fund - $20,000,000, MidCap Fund - $750,000 and Bond Fund - $1,000,000. The LOC was drawn upon during the year;

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2008

however, as of May 31, 2008, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the six-month period ended May 31, 2008.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$593,579	6.125%	$19,069
Bond Fund	$1,279	5.000%	$33

GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds have reviewed the tax positions for each of the three open tax years as of November 30, 2007 and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund and MidCap Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the MidCap Fund from March 31, 2008 through March 31, 2009, so that the annual operating expenses of the Fund do not exceed 1.30% of its average daily net assets. The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2009 so that the annual operating expenses of the Bond Fund do not exceed 0.59% of average daily net assets.

For the period from March 31, 2008 through May 31, 2008, the Advisor reimbursed expenses incurred by the MidCap Fund in the amount of $27,931 so that that annual operating expenses did not exceed 1.30% of its average daily net assets. For the six-month period ended May 31, 2008, the Advisor reimbursed expenses incurred by the Bond Fund in the amount of $140,044 so that that annual operating expenses did not exceed 0.59% of its average daily net assets.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM in the amounts of $33,556, $5,000 and $15,000 for the Growth Fund, MidCap Fund and Bond Fund, respectively, for the six-month period ended May 31, 2008.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2008

NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

(In thousands)
	Six-Month Period Ended		Year Ended
	May 31, 2008 (Unaudited)		November 30, 2007
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	325	$11,810	1,576	$77,304
Shares issued in reinvestment of dividends	102	3,909	92	4,548
Shares issued in reinvestment of realized gains	1,659	63,695	483	23,727
Shares redeemed	(4,805)	(187,166)	(5,705)	(280,794)
Net decrease	(2,719)	$(107,752)	(3,554)	$(175,215)

	Period Ended
	May 31, 2008 (Unaudited)*
	Shares	Dollars
MidCap Fund
Shares sold	249	$2,652
Shares issued in reinvestment of dividends	-	-
Shares issued in reinvestment of realized gains	-	-
Shares redeemed	-	-
Net increase	249	$2,652

	Six-Month Period Ended		Year Ended
	May 31, 2008 (Unaudited)		November 30, 2007
	Shares	Dollars	Shares	Dollars
Bond Fund
Shares sold	1,930	$19,910	2,036	$20,809
Shares issued in reinvestment of dividends	107	1,089	148	1,499
Shares issued in reinvestment of realized gains	-	-	-	-
Shares redeemed	(1,183)	(12,163)	(1,041)	(10,639)
Net increase	854	$8,836	1,143	$11,669

* For the period March 31, 2008 (inception) through May 31, 2008.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2008

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the six-month period ended May 31, 2008 were as follows:

	Securities other than U. S.
	Government and Short-term
	Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$58,988,227	$236,413,838	$–	$–
MidCap Fund*	$2,656,112	$13,138	$–	$–
Bond Fund	$16,790,729	$1,895,424	$29,054,922	$40,917,090

* For the period March 31, 2008 (inception) through May 31, 2008.

NOTE 6 - INCOME TAX INFORMATION
At May 31, 2008, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized
		Unrealized	Unrealized	appreciation
	Federal tax cost	appreciation	depreciation	(depreciation)
Growth Fund	$337,033,033	$32,988,825	$(56,357,372)	$(23,368,547)
MidCap Fund	$2,655,579	$110,417	$(44,989)	$65,428
Bond Fund	$54,346,435	$520,757	$(709,720)	$(188,963)

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

The tax components of distributions paid during the six-month period ended May 31, 2008 (Unaudited) are:

		Long-term
	Ordinary income	capital gains
	distributions	distributions
Growth Fund	$4,172,247	$65,286,994
Bond Fund	$1,194,097	$–

The tax components of distributions paid during the fiscal year ended November 30, 2007, capital loss carryforward as of November 30, 2007 and tax basis post-October losses as of November 30, 2007, which are not recognized for tax purposes until the first day of the following fiscal year are:

		Long-term
	Ordinary income	capital gains	Net capital loss	Post-October
	distributions	distributions	carryforward*	losses
Growth Fund	$11,295,040	$18,429,147	$–	$1,096,652
Bond Fund	$1,682,368	$–	$223,897	$18,433

* $90,180 expires November 30, 2014 and $133,717 expires November 30, 2015.

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month Period		Year Ended November 30,
	Ended May 31, 2008
	(Unaudited)		2007	2006	2005	2004	2003
GROWTH FUND

Net Asset Value, Beginning of Period	$45.86		$49.95	$45.85	$46.03	$42.45	$37.85
Income from Investment Operations
Net investment income	0.16		0.36	0.35	0.27	0.46	0.13
Net realized and unrealized gains (losses)
on investments	(3.96)		(2.49)	5.14	0.54	3.26	4.83
Total from Investment Operations	(3.80)		(2.13)	5.49	0.81	3.72	4.96
Less Distributions
Distributions from net investment income	(0.41)		(0.34)	(0.27)	(0.44)	(0.14)	(0.25)
Distributions from net realized gains	(6.40)		(1.62)	(1.12)	(0.55)	–	(0.11)
Total Distributions	(6.81)		(1.96)	(1.39)	(0.99)	(0.14)	(0.36)

Net Asset Value, End of Period	$35.25		$45.86	$49.95	$45.85	$46.03	$42.45

Total Return	(9.50%	)(a)	(4.52% )	12.32%	1.76%	8.77%	13.28%

Ratios/Supplemental Data
Net assets, end of period (millions)	$314.5		$533.9	$759.0	$1,030.7	$1,485.9	$875.6
Ratios to average net assets:
Ratio of expenses	1.23%	(b)	1.13%	1.12%	1.08%	1.05%	1.07%
Ratio of expenses without reimbursement†	1.23%	(b)	1.13%	1.12%	1.09%	1.06%	1.11%
Ratio of net investment income	0.52%	(b)	0.62%	0.63%	0.50%	1.12%	0.47%
Ratio of net investment income
without reimbursement†	0.52%	(b)	0.62%	0.63%	0.49%	1.11%	0.42%
Portfolio turnover rate	15.29%	(a)	28.60%	17.44%	20.48%	28.54%	41.01%

†	Before directed brokerage credits..
(a)	Calculated on a non-annualized basis.
(b)	Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	March 31, 2008
	(inception)
	through
	May 31, 2008
	(Unaudited)
MIDCAP FUND

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net investment income	–
Net realized and unrealized gains
on investments	0.91
Total from Investment Operations	0.91
Less Distributions
Distributions from net investment income	–
Distributions from net realized gains	–
Total Distributions	–

Net Asset Value, End of Period	$10.91

Total Return	9.10%	(a)

Ratios/Supplemental Data
Net assets, end of period (millions)	$2.7
Ratios to average net assets:
Ratio of expenses	1.30%	(b)
Ratio of expenses without reimbursement	11.90%	(b)
Ratio of net investment income	0.46%	(b)
Ratio of net investment loss
without reimbursement	(10.14%)	(b)
Portfolio turnover rate	0.63%	(a)

(a)	Calculated on a non-annualized basis.
(b)	Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month Period		Year Ended November 30,
	Ended May 31, 2008
	(Unaudited)		2007	2006	2005	2004	2003
BOND FUND

Net Asset Value, Beginning of Period	$10.34		$10.26	$10.21	$10.68	$10.86	$10.09
Income from Investment Operations
Net investment income	0.26		0.48	0.44	0.39	0.57	0.58
Net realized and unrealized gains (losses)
on investments	–		0.08	0.11	(0.36)	(0.16)	0.77
Total from Investment Operations	0.26		0.56	0.55	0.03	0.41	1.35
Less Distributions
Distributions from net investment income	(0.25)		(0.48)	(0.41)	(0.42)	(0.59)	(0.58)
Distributions from net realized gains	–		–	(0.09)	(0.08)	–	–
Total Distributions	(0.25)		(0.48)	(0.50)	(0.50)	(0.59)	(0.58)

Net Asset Value, End of Period	$10.35		$10.34	$10.26	$10.21	$10.68	$10.86

Total Return	2.60%	(a)	5.64%	5.64%	0.29%	3.90%	13.75%

Ratios/Supplemental Data
Net assets, end of period (millions)	$53.4		$44.5	$32.5	$30.6	$29.7	$41.9
Ratios to average net assets:
Ratio of expenses	0.59%	(b)	0.59%	0.72%	0.80%	0.80%	0.80%
Ratio of expenses without reimbursement	1.16%	(b)	1.24%	1.30%	1.28%	1.20%	1.05%
Ratio of net investment income	5.56%	(b)	4.92%	4.42%	3.80%	5.00%	5.49%
Ratio of net investment income
without reimbursement	4.99%	(b)	4.26%	3.84%	3.31%	4.60%	5.24%
Portfolio turnover rate	80.10%	(a)	85.58%	50.55%	25.93%	23.52%	29.89%

(a)	Calculated on a non-annualized basis.
(b)	Calculated on an annualized basis.

See Notes to Financial Statements.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON PLUMB FUNDS

DIRECTORS	INVESTMENT ADVISOR
John W. Feldt	Thompson Investment Management, Inc.
Donald A. Nichols	1200 John Q. Hammons Drive
Patricia Lipton	Madison, Wisconsin 53717
John W. Thompson - Chairman
DISTRIBUTOR
OFFICERS	Quasar Distributors, LLC
John W. Thompson, CFA	615 East Michigan Street
Chief Executive Officer	Milwaukee, Wisconsin 53202

John C. Thompson, CFA	TRANSFER AGENT
President & Chief Operating Officer	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Penny M. Hubbard	Milwaukee, Wisconsin 53202
Chief Financial Officer & Treasurer
INDEPENDENT REGISTERED
Nedra S. Pierce	PUBLIC ACCOUNTING FIRM
Chief Compliance Officer	PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Jason L. Stephens, CFA	Milwaukee, Wisconsin 53202
Secretary
LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonplumb.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of the portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

At its meeting on January 24, 2008, the Board of Directors of Thompson Plumb Funds, Inc. (the “Funds”), including the Directors who are not “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously voted to approve an investment advisory agreement (“Advisory Agreement”) between the Funds, on behalf of the Thompson Plumb MidCap Fund (the “Fund”), and Thompson Investment Management, Inc. (the “Advisor”) with respect to the Fund. Since the Fund was newly organized and had not commenced operations, the Fund had no performance history. However, the Board had the benefit of experience with the Advisor’s management of, and the performance of, the other two series of the Funds, the Thompson Plumb Growth Fund and the Thompson Plumb Bond Fund.

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent and quality of the services provided by the Advisor; (2) the performance of the Thompson Plumb Growth Fund and the Thompson Plumb Bond Fund, which are both advised by the Advisor; (3) the management fees and total operating expenses projected for the Fund, including comparative information; (4) the extent to which economies of scale may be realized as the Fund grows; and (5) whether fee breakpoint levels reflect these economies of scale for the benefit of the Fund’s shareholders.

In connection with the approval process, the Board, including each of the Independent Directors, met by telephone on January 4, 2008 and in person on January 24, 2008 to consider information relevant to the approval process.

The information reviewed by the Board included a comparison of the proposed management fee, operating expenses and fee breakpoints of the Fund to a peer group of comparable funds; information regarding the types of services to be furnished to the Fund and the manner in which such services are being and have been furnished to the other series of the Funds; information regarding the personnel providing the services; and information regarding the financial and other resources of the Advisor.

The Board has also previously received and reviewed extensive information from the Advisor with respect to the organization, investment philosophy, portfolio manager and other personnel, and facilities, as well as a copy of the Advisor’s Form ADV filing with the SEC.

Throughout the process, the Independent Directors were represented and obtained assistance from counsel, including a memorandum from counsel summarizing the responsibilities of the Independent Directors under the Investment Company Act of 1940, as amended, in reviewing and approving the Advisory Agreement.

Nature, Extent and Quality of Services Provided by Advisor

At previous quarterly meetings of the Board of Directors, management had presented information describing the services furnished by the Advisor to the Funds, which services are similar to those services expected to be provided to the Fund. During these meetings, management reported on the investment management, trading and compliance functions provided to the other series of the Funds under its current advisory agreement, all of which will function in the same manner for the Fund.

The Board considered the biographical information of the portfolio manager, other relevant management personnel and the history, organization, resources and regulatory history of the Advisor. In addition, the Board received information describing the compliance functions performed by the Advisor. The Board considered the importance of the compliance and the oversight functions to the successful operation of the Fund.

The Board concluded that the Advisor was well qualified; that the Advisor would be able to provide services comparable to those provided by other advisors to similar funds; that the nature and extent of services to be provided by the Advisor were appropriate for the investment objective and program of the Fund; and that the Advisor had appropriate and sufficient knowledge to manage the Fund.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Performance

The Fund had not commenced operations and, therefore, had no performance history. However, at previous quarterly meetings, the Board reviewed the performance history of the other series of the Funds, which have similar management processes and which share management personnel with the Fund. In addition, at the Funds meetings held in January 2008, the Board reviewed quarterly information as well as the long-term performance track record for the other series of the Funds.

Cost of Services and Profitability to the Advisor

The Board considered the contractual advisory fee for the Fund as well as the Advisor’s intent to waive and/or reimburse certain expenses for the Fund until March 31, 2009. The Board relied on the competitive level of the advisory fee compared to other comparable funds and the level of services provided by the Advisor. Based on this information, the Board concluded that the advisory fee to be charged to the Fund was reasonable.

With respect to profitability, the Board noted that the Advisor’s profitability with respect to the other series of the Funds ranked near the median for comparable firms and that the operating margins of the Advisor seemed to be reasonable. After reviewing information provided by Lipper, Inc. and the Advisor’s own analysis, the Board concluded that the anticipated profit to be earned by the Advisor for investment management was reasonable in light of the fee charged.

Economies of Scale and Breakpoints

The Board considered whether economies of scale might be realized as the Fund’s assets increase. The Board reviewed information provided by the Advisor relating to the proposed breakpoints in the Advisory Agreement, which reduce the advisory fees as the Fund’s asset level increases and may assist with the realization of economies of scale. Although it is difficult to anticipate the effect of economies of scale based on breakpoints since the Fund is new, the Board noted that the breakpoints were competitive with those of other funds in the Fund’s comparison group.

Based on the factors discussed above, the Board, including all of the Independent Directors, approved the Advisory Agreement with the Advisor with respect to the Fund.

07/08

Item 2. Code of Ethics.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 3. Audit Committee Financial Expert.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

     Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

     The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Semi-Annual Report to shareholders dated as of May 31, 2008 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

     The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

2

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)

Change in Internal Controls Over Financial Reporting. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

     The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)

The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 24th day of July, 2008.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chairman and
Chief Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 24th day of July, 2008.

By:	/s/ John W. Thompson
John W. Thompson, Chairman and
Chief Executive Officer (Principal
Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

4